PROSPECTUS
Federated U.S. Government Bond Fund


A mutual fund seeking to pursue total return by investing primarily in U.S. government bonds.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

OCTOBER 31, 1999

CONTENTS

Risk/Return Summary  1

What are the Fund's Fees and Expenses?  3

What are the Fund's Investment Strategies?  4

What are the Principal Securities in Which the

Fund Invests?  5

What are the Specific Risks of Investing in the Fund?  6

What Do Shares Cost?  6



How is the Fund Sold?  6



How to Purchase Shares  7

How to Redeem Shares  8



Account and Share Information  9

Who Manages the Fund?  10

Financial Information  11



Report of Independent Public Accountants  22

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to pursue total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation), and (2) income received from its portfolio securities. The Fund expects that, under normal market conditions, income will comprise the largest component of its total return.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund maintains a dollar weighted average portfolio duration that is within 20 percent of the weighted average portfolio duration of the Merrill Lynch 10+ Year Treasury Index. This index includes U.S. Treasury securities with maturities greater than ten years.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?



All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factor that may reduce the Fund's returns is changes in prevailing interest rates. An increase in interest rates may result in a decrease in the value of fund shares. Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.



The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.



RISK/RETURN BAR CHART AND TABLE

[The graphic presentation displayed here consists of a bar chart representing the annual total returns of Federated U.S. Government Bond Fund as of the calendar year-end for each of ten years. The `y' axis reflects the "% Total Return" beginning with "-10.00%" and increasing in increments of 10.00% up to 30.00%. The `x' axis represents calculation periods for the last ten calendar years of the Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year stated directly at its base. The calculated total return percentage for the Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1989 through 1998, The percentages noted are: 13.71%, 8.76%, 13.61%, 8.19%, 13.36%, (6.23%), 25.82%, (0.28%), 11.74%, and 11.42%.]



The bar chart shows the variability of the Fund's total returns on a calendar year-end basis.

The Fund's shares are not sold subject to a sales charge (load). The total returns displayed above are based upon net asset value.



The Fund's total return for the nine-month period from January 1, 1999, to September 30, 1999, was (6.10%).



Within the period shown in the Chart, the Fund's highest quarterly return was 9.28% (quarter ended June 30, 1995). Its lowest quarterly return was (5.14%) (quarter ended March 31, 1996).

AVERAGE ANNUAL TOTAL RETURN TABLE



The following table represents the Fund's Average Annual Total Returns for the calendar periods ended December 31, 1998. The table shows the Fund's total returns averaged over a period of years relative to the Merrill Lynch 10+ Year Treasury Index ("ML10+TI") and the Merrill Lynch 10-Year Treasury Index ("ML10TI"), broad based market indexes. The ML10+TI is an unmanaged index which includes U.S. Treasury Securities with maturities of greater than 10 years. The ML10TI is an unmanaged index which tracks the current 10-Year Treasury Note. The Fund's Adviser has elected to change the benchmark index from the ML10TI to the ML10+TI because it is more representative of the securities in which the Fund invests. Total returns for the indexes shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.





CALENDAR PERIOD   FUND      ML10+TI  ML10TI
1 Year            11.42%    13.55%   12.71%
5 Years            7.93%     9.34%    7.16%
10 Years           9.70%    11.48%    9.45%


Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.



What are the Fund's Fees and Expenses?

FEDERATED U.S. GOVERNMENT BOND FUND



FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.




SHAREHOLDER FEES
Fees Paid Directly From
Your Investment
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                                                                   None
Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
as applicable)                                                                       None
Maximum Sales Charge
(Load) Imposed on
Reinvested Dividends (and
other Distributions) (as a
percentage of
offering price)                                                                      None
Redemption Fee (as a
percentage of amount
redeemed, if applicable)                                                             None
Exchange Fee                                                                         None

ANNUAL FUND OPERATING EXPENSES (Before Waiver and Reduction) 1 Expenses That are
Deducted From Fund Assets (as a percentage of average net assets)
Management Fee 2                                                                     0.60%
Distribution (12b-1) Fee                                                             None
Shareholder Services Fee 3                                                           0.25%
Other Expenses                                                                       0.27%
Total Annual Fund
Operating Expenses                                                                   1.12%
1 Although not contractually obligated to do so, the adviser and shareholder services provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended August 31, 1999.
 Total Waiver of Fund
Expenses                                                                             0.27%
 Total Actual Annual Fund
Operating Expenses (after
waiver and reduction)                                                                0.85%
2 The Adviser voluntarily waived a portion of the management fee. The Adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund
(after the voluntary waiver) was 0.53% for the year ended August 31, 1999.
3 The shareholder services fee has been voluntarily reduced. This voluntary reduction can be terminated at any time. The shareholder services fee paid by the
Fund (after the voluntary reduction) was 0.05% for the year ended August 31,
1999.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses are BEFORE WAIVERS as shown in the table and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




1 Year       $   114
3 Years      $   356
5 Years      $   617
10 Years     $ 1,363




What are the Fund's Investment Strategies?



The Fund invests at least 65% of the value of its total assets, under normal market conditions, in U.S. government bonds. As a matter of operating policy, the Fund invests 100% of its assets in a portfolio of direct obligations of the U.S. government, its agencies and instrumentalities. The Fund's adviser actively manages its portfolio, seeking to limit the interest rate risk taken by the Fund while selecting investments that should offer enhanced returns based upon the adviser's interest rate outlook. A description of the various types of securities in which the Fund invests, and their risks, immediately follows this strategy section.



The adviser manages the Fund's interest rate risk by limiting the dollar-weighted average duration of its portfolio securities. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. As a matter of investment policy, under normal market conditions, the adviser limits the average duration of the portfolio to within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index (the "Index"). This Index includes all U.S. Treasury notes and bonds with maturities of greater than ten years.

The adviser uses three principal methods to enhance the portfolio's returns as compared to the Index. First, the adviser tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

Second, in constructing a portfolio with a targeted average duration, the adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates. As a general matter, the adviser typically structures the portfolio in one of the following ways:

* A "bulleted" portfolio structure consists primarily of securities with durations close to the portfolio's average duration. The adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to increase.

* A "barbelled" portfolio structure consists primarily of securities with durations above and below the average duration. The adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to decrease.

* A "laddered" portfolio structure consists of securities with durations above, below, and at the average duration. The adviser may use this structure, for example, when it expects longer term and shorter term interest rates to change by approximately the same amount.

Third, the adviser tries to obtain securities issued by agencies and instrumentalities of the U.S. that it expects to provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the adviser generally compares current yield differences of securities to their historical and expected yield differences.

The adviser's interest rate outlook is the most important factor in selecting the methods used to manage the Fund's portfolio. The adviser formulates its interest rate outlook by analyzing a variety of factors such as:

* current and expected U.S. economic growth;

* current and expected interest rates and inflation;

* the Federal Reserve Board's monetary policy; and

* changes in the supply of or demand for U.S. government securities.

In selecting individual securities, the adviser analyzes how the security should perform in response to expected interest rate changes as compared to other securities of comparable risk.

As a consequence of this strategy, most of the Fund's portfolio consists of securities paying interest exempt from state taxation. The Fund also invests in repurchase agreements for U.S. government securities. Although repurchase agreements are collateralized by the same types of securities in which the Fund invests, income from repurchase agreements is not exempt from state taxation. The Fund uses repurchase agreements to invest cash balances and shorten duration, so the amount of state taxable income may vary with market conditions. See "Tax Information" for an explanation of how your investment in the Fund may be taxed.

TEMPORARY DEFENSIVE INVESTMENTS



The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.



What are the Principal Securities in Which the Fund Invests?

The Fund invests in the following types of U.S. government securities:

U.S. TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

U.S. GOVERNMENT AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority.

INVESTMENT RATINGS FOR INVESTMENT GRADE SECURITIES

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard and Poor's, a rating service, assigns ratings to investment grade securities (AAA, AA, A, and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment grade.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

* Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Due to the Fund's average duration policy, it is expected to have more interest rate risk than Federated U.S. Government Securities Fund: 1-3 Years, Federated
U.S. Government Securities Fund: 2-5 Years or Federated U.S. Government Securities Fund: 5-10 Years, all of which have shorter average durations than the Fund.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

What Do Shares Cost?



You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in the prospectus) it is processed at the next calculated net asset value (NAV). The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service.

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount.



An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?



The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.



The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

* Establish an account with the investment professional; and

* Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

* Establish your account with the Fund by submitting a completed New Account Form; and

* Send your payment to the Fund by Federal Reserve wire or check.



You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.



An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

BY WIRE

Send your wire to:

State Street Bank and Trust Company

Boston, MA

Dollar Amount of Wire

ABA Number 011000028

Attention: EDGEWIRE



Wire Order Number, Dealer Number or Group Number



Nominee/Institution Name

Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

BY CHECK

Make your check payable to THE FEDERATED FUNDS, note your account number on the check, and mail it to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

If you send your check by a PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE that requires a street address, mail it to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds).

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem Shares

You should redeem Shares:

* through an investment professional if you purchased Shares through an investment professional; or

* directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

BY TELEPHONE



You may redeem Shares by calling the Fund at 1-800-341-7400 once you have completed the appropriate authorization form for telephone transactions.



If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

BY MAIL

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

Send requests by PRIVATE COURIER OR OVERNIGHT DELIVERY SERVICE to:

Federated Shareholder Services Company

1099 Hingham Street

Rockland, MA 02370-3317

All requests must include:

* Fund Name and Share Class, account number and account registration;

* amount to be redeemed; and

* signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

SIGNATURE GUARANTEES

Signatures must be guaranteed if:

* your redemption will be sent to an address other than the address of record;

* your redemption will be sent to an address of record that was changed within the last 30 days; or

* a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

* an electronic transfer to your account at a financial institution that is an ACH member; or

* wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

REDEMPTION IN KIND

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

* to allow your purchase to clear;

* during periods of market volatility; or

* when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

ADDITIONAL CONDITIONS

TELEPHONE TRANSACTIONS

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

SHARE CERTIFICATES

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non- retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.



Fund distributions are expected to be primarily dividends. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.



Who Manages the Fund?

The Board of Trustees governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 175 mutual funds and separate accounts, which totaled approximately $111 billion in assets as of December 31, 1998. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:



SUSAN M. NASON



Susan M. Nason has been the Fund's portfolio manager since 1994. She is Vice President of the Fund. Ms. Nason joined Federated in 1987 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1997. Ms. Nason served as a Portfolio Manager and Vice President of the Adviser from 1993 to 1997. Ms. Nason is a Chartered Financial Analyst and received her M.S.I.A. concentrating in Finance from Carnegie Mellon University.



DONALD T. ELLENBERGER



Donald T. Ellenberger has been the Fund's portfolio manager since 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.60% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

YEAR 2000 READINESS

The "Year 2000" problem is the potential for computer errors or failures because certain computer systems may be unable to interpret dates after December 31, 1999 or experience other date-related problems. The Year 2000 problem may cause systems to process information incorrectly and could disrupt businesses, such as the Fund, that rely on computers.

While it is impossible to determine in advance all of the risks to the Fund, the Fund could experience interruptions in basic financial and operational functions. Fund shareholders could experience errors or disruptions in Fund share transactions or Fund communications.

The Fund's service providers are making changes to their computer systems to fix any Year 2000 problems. In addition, they are working to gather information from third-party providers to determine their Year 2000 readiness.

Year 2000 problems would also increase the risks of the Fund's investments. To assess the potential effect of the Year 2000 problem, the Adviser is reviewing information regarding the Year 2000 readiness of issuers of securities the Fund may purchase. The financial impact of these issues for the Fund is still being determined. There can be no assurance that potential Year 2000 problems would not have a material adverse effect on the Fund.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Arthur Andersen LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights



(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Independent Public Accountants on page 22.




YEAR ENDED AUGUST 31                                       1999          1998          1997
1996          1995
NET ASSET VALUE, BEGINNING OF PERIOD                       $11.00        $10.30        $  9.94
$10.45        $  9.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.52            0.56           0.60
0.60           0.60
Net realized and unrealized gain (loss)
on investments                                            (0.98)           1.01           0.48
(0.43)          0.73
TOTAL FROM INVESTMENT OPERATIONS                          (0.46)           1.57           1.08
0.17           1.33
LESS DISTRIBUTIONS:
Distributions from net investment income                  (0.52)          (0.56)         (0.60)
(0.60)         (0.60)
Distributions from net realized gain on investments       (0.23)          (0.31)         (0.12)
(0.08)             -
TOTAL DISTRIBUTIONS                                       (0.75)          (0.87)         (0.72)
(0.68)         (0.60)
NET ASSET VALUE, END OF PERIOD                          $  9.79          $11.00         $10.30      $
9.94         $10.45
TOTAL RETURN 1                                            (4.52% )        15.94%         11.13%
1.37%         14.34%

RATIOS TO AVERAGE NET ASSETS:
Expenses 2                                                 1.12%           1.18%         1.21%
1.16%          1.07%
Net investment income 2                                    4.70%           4.96%         5.49%
5.40%          5.88%
Expenses (after waivers)                                   0.85%           0.85%         0.85%
0.85%          0.85%
Net investment income (after waivers)                      4.97%           5.29%         5.85%
5.71%          6.10%
SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                $123,189        $116,704       $68,641       $84,806
$124,696
Portfolio turnover                                          100%             67%           90%
53%            37%


1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.



See Notes which are an integral part of the Financial Statements

Portfolio of Investments



AUGUST 31, 1999




PRINCIPAL
AMOUNT                                         VALUE
                 U.S. GOVERNMENT
                 OBLIGATIONS-98.6%
                 U.S. TREASURY BONDS-83.1%
  $  2,750,000   9.250%, 2/15/2016              $   3,517,388
     1,000,000   7.250%, 5/15/2016                  1,078,640
     4,000,000   8.750%, 5/15/2017                  4,944,000
     5,300,000   8.875%, 8/15/2017                  6,631,943
     1,500,000   9.125%, 5/15/2018                  1,924,110
     2,500,000   8.875%, 2/15/2019                  3,153,750
     5,000,000   8.125%, 8/15/2019                  5,909,350
     5,000,000   8.500%, 2/15/2020                  6,131,300
     4,500,000   8.750%, 5/15/2020                  5,652,855
     7,000,000   8.750%, 8/15/2020                  8,804,460
     3,200,000   8.125%, 5/15/2021                  3,811,136
     7,000,000   8.125%, 8/15/2021                  8,343,090
     6,700,000   8.000%, 11/15/2021                 7,900,975
     5,700,000   7.250%, 8/15/2022                  6,244,407
     6,000,000   7.625%, 11/15/2022                 6,843,960
     3,000,000   7.125%, 2/15/2023                  3,248,550
     3,350,000   6.750%, 8/15/2026                  3,501,856
     3,875,000   6.375%, 8/15/2027                  3,878,449
     3,000,000   6.125%, 11/15/2027                 2,912,640
     3,500,000   5.500%, 8/15/2028                  3,132,325
     5,500,000   5.250%, 11/15/2028                 4,764,870
                 TOTAL                            102,330,054
                 FEDERAL HOME LOAN BANKS-
                 15.5%
     1,250,000   6.900%, 2/7/2007                   1,269,900
     2,000,000   5.905%, 3/27/2008                  1,867,240
     5,500,000   5.925%, 4/9/2008                   5,140,740
PRINCIPAL
AMOUNT                                         VALUE
                 U.S. GOVERNMENT
                 OBLIGATIONS-continued
                 FEDERAL HOME LOAN BANKS-
                 CONTINUED
 $   3,900,000   6.185%, 5/6/2008              $    3,708,744
     3,000,000   5.800%, 9/2/2008                   2,783,310
     1,000,000   6.730%, 6/22/2009                    983,610
     3,500,000   6.500%, 8/14/2009                  3,384,640
                 TOTAL                             19,138,184
                 TOTAL U.S. GOVERNMENT
                 OBLIGATIONS (IDENTIFIED
                 COST $125,731,299)               121,468,238
                 REPURCHASE AGREEMENT-0.4%
                 1
       445,000   Societe Generale, New
                 York, 5.430%, dated
                 8/31/1999, due 9/1/1999
                 (at amortized cost)                  445,000
                 TOTAL INVESTMENTS
                 (IDENTIFIED COST
                 $126,176,299) 2                $ 121,913,238


1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $126,176,299. The net unrealized depreciation of investments on a federal tax basis amounts to $4,263,061 which is comprised of $1,770,304 appreciation and $6,033,365 depreciation at August 31, 1999.

Note: The categories of investments are shown as a percentage of net assets ($123,189,141) at August 31, 1999.



See Notes which are an integral part of the Financial Statements



Statement of Assets and Liabilities

AUGUST 31, 1999




ASSETS:
Total investments in
securities, at value
(identified and tax cost
$126,176,299)                                $ 121,913,238
Income receivable                                1,381,650
Receivable for shares sold                         395,505
Prepaid expenses                                    15,572
TOTAL ASSETS                                   123,705,965
LIABILITIES:
Payable for shares
redeemed                       $ 105,114
Income distribution
payable                          230,455
Payable to Bank                  181,255
TOTAL LIABILITIES                                  516,824
Net assets for 12,578,002
shares outstanding                           $ 123,189,141
NET ASSETS CONSIST OF:
Paid in capital                              $ 127,359,779
Net unrealized
depreciation of
investments                                     (4,263,061)
Accumulated net realized
gain on investments                                 83,734
Accumulated undistributed
net investment income                                8,689
TOTAL NET ASSETS                             $ 123,189,141
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$123,189,141 / 12,578,002
shares outstanding                                   $9.79




See Notes which are an integral part of the Financial Statements



Statement of Operations

YEAR ENDED AUGUST 31, 1999




INVESTMENT INCOME:
Interest                                                           $   7,422,377
EXPENSES:
Investment advisory fee                          $   765,007
Administrative personnel
and services fee                                     125,000
Custodian fees                                        10,211
Transfer and dividend
disbursing agent fees and
expenses                                              60,111
Directors'/Trustees' fees                             11,476
Auditing fees                                         13,000
Legal fees                                             4,310
Portfolio accounting fees                             47,822
Shareholder services fee                             318,774
Share registration costs                              38,837
Printing and postage                                  30,037
Insurance premiums                                     2,000
Miscellaneous                                          8,054
TOTAL EXPENSES                                     1,434,639
WAIVERS:
Waiver of investment
advisory fee                   $  (90,230)
Waiver of shareholder
services fee                     (255,019)
TOTAL WAIVERS                                       (345,249)
Net expenses                                                           1,089,390
Net investment income                                                  6,332,987
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain on
investments                                                            1,696,736
Net change in unrealized
appreciation of
investments                                                          (13,860,203)
Net realized and
unrealized loss on
investments                                                          (12,163,467)
Change in net assets
resulting from operations                                          $  (5,830,480)




See Notes which are an integral part of the Financial Statements



Statement of Changes in Net Assets





YEAR ENDED AUGUST 31              1999                 1998
INCREASE (DECREASE) IN NET
ASSETS
OPERATIONS:
Net investment income           $    6,332,987       $   4,646,243
Net realized gain on
investments ($1,691,155
and $1,101,995,
respectively, as computed
for federal tax purposes)            1,696,736           1,097,066
Net change in unrealized
appreciation of
investments                        (13,860,203)          7,077,402
CHANGE IN NET ASSETS
RESULTING FROM OPERATIONS           (5,830,480)         12,820,711
DISTRIBUTIONS TO
SHAREHOLDERS:
Distributions from net
investment income                   (6,330,231)         (4,648,738)
Distributions from net
realized gains on
investments                         (2,523,976)         (2,169,264)
CHANGE IN NET ASSETS
RESULTING FROM
DISTRIBUTIONS
TO SHAREHOLDERS                     (8,854,207)         (6,818,002)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             129,758,394          96,031,789
Net asset value of shares
issued to shareholders in
payment of
distributions declared               5,456,602           3,599,762
Cost of shares redeemed           (114,045,213)        (57,571,361)
CHANGE IN NET ASSETS
RESULTING FROM SHARE
TRANSACTIONS                        21,169,783          42,060,190
Change in net assets                 6,485,096          48,062,899
NET ASSETS:
Beginning of period                116,704,045          68,641,146
End of period (including
accumulated undistributed
net investment income of
$8,689 and $5,296,
respectively)                   $  123,189,141       $ 116,704,045




See Notes which are an integral part of the Financial Statements



Notes to Financial Statements

AUGUST 31, 1999

ORGANIZATION

Federated U.S. Government Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The investment objective of the Fund is to pursue total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short- term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The following reclassifications have been made to the financial statements.




                   ACCUMULATED
                   NET REALIZED      UNDISTRIBUTED
                   GAIN (LOSS) ON    NET  INVESTMENT
PAID-IN CAPITAL    INVESTMENTS       INCOME
$5,581                   $(6,218)  $637


Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

CAPITAL STOCK

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:




YEAR ENDED AUGUST 31          1999            1998
Shares sold                    12,143,703      9,041,298
Shares issued to
shareholders in payment of
distributions declared            511,945        339,760
Shares redeemed               (10,688,181)  (5,436,280)
NET CHANGE RESULTING FROM
SHARE TRANSACTIONS              1,967,467      3,944,778


INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1999, were as follows:




Purchases $151,001,090
Sales     $121,583,023


YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

CHANGE OF INDEPENDENT AUDITORS

On May 19, 1999, the Fund's Trustees, upon the recommendation of the Audit Committee of the Trustees, requested and subsequently accepted the resignation of Arthur Andersen LLP ("AA") as the Fund's independent auditors. AA's reports on the Fund's financial statements for the fiscal years ended August 31, 1998, and August 31, 1999, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund's fiscal years ended August 31, 1998, and August 31, 1999: (i) there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of AA, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1934, as amended.

The Fund, by action of its Trustees, upon the recommendation of the Audit Committee of the Trustees, has engaged Ernst & Young LLP ("E&Y") as the independent auditors to audit the Fund's financial statements for the fiscal year ending August 31, 2000. During the Fund's fiscal years ended August 31, 1998, and August 31, 1999, neither the Fund nor anyone on its behalf has consulted E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements; or
(ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph
(a)(1)(v) of said Item 304).



Report of Independent Public Accountants



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

FEDERATED U.S. GOVERNMENT BOND FUND:

We have audited the accompanying statement of assets and liabilities of Federated U.S. Government Bond Fund (a Massachusetts business trust), including the schedule of portfolio investments, as of August 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated U.S. Government Bond Fund as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

Arthur Andersen LLP

Boston, Massachusetts

October 26, 1999



 [Graphic]
 Federated
 World-Class Investment Manager
 PROSPECTUS

Federated U.S. Government Bond Fund




OCTOBER 31, 1999

A Statement of Additional Information (SAI) dated October 31, 1999, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management Discussion and Analysis discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, the Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800- 341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942- 8090 for information on the Public Reference Room's operations and copying fees.



 [Graphic]
 Federated
 Federated U.S. Government Bond Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

Investment Company Act File No. 811-4489

Cusip 314284100

8100308A (10/99)

 [Graphic]


STATEMENT OF ADDITIONAL INFORMATION
Federated U.S. Government Bond Fund




This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for Federated U.S. Government Bond Fund
(Fund), dated October 31, 1999. Obtain the prospectus and the Annual Report's Management Discussion & Analysis without charge by calling 1-800-341-7400.



OCTOBER 31, 1999

 [Graphic]
 Federated
 World-Class Investment Manager
 Federated U.S. Government Bond Fund
 Federated Investors Funds
 5800 Corporate Drive
 Pittsburgh, PA 15237-7000
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM
 Federated Securities Corp., Distributor

8100308B (10/99)

[Graphic]

CONTENTS

How is the Fund Organized?  1

Securities in Which the Fund Invests  1

What Do Shares Cost?  6

How is the Fund Sold?  6

Subaccounting Services  7

Redemption in Kind  7

Massachusetts Partnership Law  7

Account and Share Information  7

Tax Information  7

Who Manages and Provides Services to the Fund?  8

How Does the Fund Measure Performance?  11

Who is Federated Investors, Inc.?  13

Investment Ratings  14

Addresses  16

Federated U.S. Government Bond Fund

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 31, 1999

I. At a special meeting of shareholders to be held on November 15, 1999, shareholders of the above-named Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after December 1, 1999. Shareholders will be notified if any of these changes are not approved at the special meeting or any adjournment thereof. Please keep this supplement for your records.

Shareholders will be asked to consider the following proposals:

1.To elect seven Trustees.

2.To make changes to the Trust's fundamental investment policies:

a. To amend the Trust's fundamental investment policy regarding diversification to read as follows:

"With respect to securities comprising 75% of the value of its total assets, the Trust will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Trust would own more than 10% of the outstanding voting securities of that issuer."

b. To amend the Trust's fundamental investment policy regarding borrowing money and issuing senior securities to read as follows:

"The Trust may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

c. To amend the Trust's fundamental investment policy regarding investments in real estate to read as follows:

"The Trust may not purchase or sell real estate, provided that this restriction does not prevent the Trust from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Trust may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

d. To amend the Trust's fundamental investment policy regarding investments in commodities to read as follows:

"The Trust may not purchase or sell physical commodities, provided that the Trust may purchase securities of companies that deal in commodities."

e. To amend the Trust's fundamental investment policy regarding underwriting securities to read as follows:

"The Trust may not underwrite the securities of other issuers, except that the Trust may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

f. To amend the Trust's fundamental investment policy regarding lending by the Trust to read as follows:

"The Trust may not make loans, provided that this restriction does not prevent the Trust from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

g. To amend the Trust's fundamental investment policy regarding concentration of the Trust's investments in securities of companies in the same industry to read as follows:

"The Trust will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry."

h. To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding buying securities on margin to read as follows:

"The Trust will not purchase securities on margin, provided that the Trust may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Trust may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

i. To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding pledging assets to read as follows:

"The Trust will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

j. To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in illiquid securities to read as follows:

"The Trust will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Trust's net assets."

k. To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding investing in restricted securities to read as follows:

"The Trust may invest in restricted securities. Restricted securities are any securities in which the Trust may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Trust will limit their purchase, together with other illiquid securities, to 15% of its net assets."

l. To amend, and to make non-fundamental, the Trust's fundamental investment policy regarding temporary investments to read as follows:

"The Trust may temporarily depart from its principal investment strategies by investing its assets in cash, cash items and short-term, higher-quality debt securities and similar obligations."

m. To make non-fundamental the Trust's following fundamental investment policies regarding purchasing put options:

"The Trust may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and listed put options on financial futures contracts for portfolio securities. Put options on portfolio securities are intended to protect against price movements in particular securities in the portfolio. Put options on financial futures contracts will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates. The Trust will not purchase put options on securities unless the securities are held in the Trust's portfolio."

n. To make non-fundamental the Trust's following fundamental investment policies regarding selling call options:

"The Trust may write covered call options to generate income. The Trust may only sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Trust reserves the right to write covered call options on its entire portfolio. The Trust will not write call options on securities unless the securities are held in the Trust's portfolio or unless the Trust is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment."

o. To make non-fundamental the Trust's current fundamental investment policy regarding investing in when-issued and delayed delivery transactions that states:

"The Trust may invest in when-issued and delayed delivery transactions to secure what is considered to be an advantageous price and yield for the Trust."

p. To make non-fundamental the Trust's fundamental investment policy that provides that the Trust may enter into reverse repurchase agreements.

3. To eliminate certain of the Trust's fundamental investment policies:

a. To remove the Trust's fundamental investment policy regarding selling securities short;

b. To remove the Trust's fundamental investment policy regarding investing in oil, gas and minerals;

c. To remove the Trust's fundamental investment policy regarding investing in securities of new issuers;

d. To remove the Trust's fundamental investment policy regarding investing in issuers whose securities are owned by officers and Trustees;

e. To remove the Trust's fundamental investment policy regarding investing for the purpose of exercising control;

f. To remove the Trust's fundamental investment policy relating to short-term trading;

g. To remove the Trust's fundamental investment policy regarding investing in futures contracts; and

h. To remove the Trust's fundamental investment policies confining investments to instruments that are permitted investments for federally chartered savings and loan institutions.

4. To approve amendments to, and a restatement of, the Declaration of Trust for the Trust:

a. To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

b. To permit the Board of Trustees to liquidate assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

II. The following actions have been taken by the Board of Trustees with regard to certain non-fundamental investment policies and limitations of the Trust:

1. Approved the elimination of the following non-fundamental investment limitations of the Trust:

a. Removed the Trust's non-fundamental investment policy pertaining to writing covered call options that provides that the Trust will not write covered call options on more than 25% of its total assets unless a higher limit is authorized by the Trustees.

b. Removed the Trust's non-fundamental investment policy prohibiting engaging in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of the Trust's assets.

2. Approved the adoption of a non-fundamental investment policy for the Trust that provides that the Trust may purchase calls.

3. Approved the elimination of the following undertakings for the Trust: "The Trust did not engage in options transactions or reverse repurchase agreements, sell securities short, borrow money, or invest in illiquid securities in excess of 5% of the value of its total assets during the last fiscal year, and has no present intent to do so in the coming fiscal year."

4. Approved the adoption of the following non-fundamental investment limitations pertaining to concentration by the Trust:

"(a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Trust will not exclude foreign banks from industry concentration limits as long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Trust's total assets in any one industry will constitute 'concentration.'"

5. Approved the adoption of the following non-fundamental investment limitation for the Trust when applying its commodities restriction:

"As a matter of non-fundamental policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities." October 31, 1999

How is the Fund Organized?

The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on May 24, 1985. The Fund's investment adviser is Federated Investment Management Company (Adviser). Effective March 31, 1999, Federated Management, former Adviser to the Fund, became Federated Investment Management Company (formerly, Federated Advisers).

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

FIXED INCOME SECURITIES

U.S. government securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of securities in which the Fund invests.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

AGENCY SECURITIES



Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a "GSE"). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.



ZERO COUPON SECURITIES



Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.



There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs are the most common form of stripped zero coupon securities.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate risks, and may also expose the Fund to liquidity risks.

The Fund may trade in the following types of derivative contracts.

FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts.

OPTIONS

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

* Buy put options on portfolio securities and financial futures (including index futures) contracts for portfolio securities in anticipation of a decrease in the value of the underlying asset; and

* Buy or write options to close out existing options positions.

The Fund will only purchase puts on financial futures contracts which are traded on a recognized exchange. The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange.

The Fund may also write call options on portfolio securities to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. The call options which the Fund writes must be listed on a recognized options exchange.

The Fund will only engage in the above derivatives transactions to the extent permitted under applicable rules, regulations, or interpretations thereof of the Office of Thrift Supervision.

SPECIAL TRANSACTIONS

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivatives contracts that cover a narrow range of circumstances or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund buys a U.S. government security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

SECURITIES LENDING

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

INTEREST RATE RISKS

* Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

* Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CALL RISKS

* Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

* If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

CREDIT RISKS

* Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

LIQUIDITY RISKS

* Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

FUNDAMENTAL INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to pursue total return. The investment objective may not be changed by the Fund's Trustees without shareholder approval.

The Fund will limit its investments to those that are permitted for purchase by federally chartered savings and loan institutions.

The Fund may invest in when-issued and delayed delivery transactions to secure what is considered to be an advantageous price and yield for the Fund. As a matter of policy, which can be changed without shareholder approval, the Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of assets.

The Fund may attempt to hedge all or a portion of its portfolio through the purchase of put options on portfolio securities and listed put options on financial futures contracts for portfolio securities. Put options on portfolio securities are intended to protect against price movements in particular securities in the portfolio. Put options on financial futures contracts will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.

The Fund may write covered call options to generate income. The Fund may only sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). As a matter of policy, which can be changed without shareholder approval, the Fund will not write covered call options on more than 25% of its total assets unless a higher limit is authorized by its Trustees. The Fund reserves the right to write covered call options on its entire portfolio.

For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund reserves the right to attempt, in the future, to hedge the portfolio by entering into financial futures contracts. The Fund will notify shareholders before it begins engaging in these transactions.

The Fund will only engage in such transactions as stated in the three preceding paragraphs, to the extent permitted under applicable Federal Home Loan Bank Board Rules, regulations, or interpretations thereof.



The Fund may invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include short-term obligations such as:



* commercial paper rated A-1 or A-2 by Standard & Poor's Corporation, Prime-1 or Prime-2 by Moody's Investors Service, Inc., or F-1 or F-2 by Fitch Investors Service. In the case where commercial paper has received different ratings from different rating services, such commercial paper is an acceptable temporary investment so long as at least two ratings are high quality ratings and provided the investment adviser has determined that such investments present minimal credit risks;

* time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the FDIC or in institutions whose accounts are insured by the FSLIC, including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks;

* bankers' acceptances issued by an FDIC insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

* obligations of the U.S. government or its agencies or instrumentalities; and

* repurchase agreements collateralized by eligible investments.

The Fund may lend portfolio securities but the collateral received must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The Fund may also enter into reverse repurchase agreements.

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Fund's investment adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held.

INVESTMENT LIMITATIONS

BUYING ON MARGIN

The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.

ISSUING SENIOR SECURITIES AND BORROWING MONEY

The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings are outstanding. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

PLEDGING ASSETS

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

INVESTING IN REAL ESTATE

The Fund will not buy or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

INVESTING IN COMMODITIES

The Fund will not purchase or sell commodities. However, the Fund may purchase put options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Fund will notify shareholders before such a change in its operating policies is implemented.

RESTRICTED SECURITIES

The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of 1933).

UNDERWRITING

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

LENDING CASH OR SECURITIES

The Fund will not lend any of its assets except portfolio securities in accordance with that section of the prospectus entitled "Lending of Portfolio Securities."

CONCENTRATION OF INVESTMENTS

The Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry.

SELLING SHORT

The Fund will not sell securities short unless:

* during the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; and

* not more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

INVESTING IN MINERALS

The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs.

DIVERSIFICATION OF INVESTMENTS

The Fund will not invest more than 5% of the value of its total assets in any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund may invest up to 15% of its total assets in the certificates of deposit of one bank.

The Fund considers the type of bank obligations it purchases as cash items.

ACQUIRING SECURITIES

The Fund will not purchase securities of a company for the purpose of exercising control or management.

INVESTING IN NEW ISSUERS

The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.



INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND
TRUSTEES OF THE FUND

The Fund will not purchase or retain the securities of any issuer if the officers and Trustees of the Fund or its investment adviser owning individually more than -1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.



INVESTING IN ILLIQUID SECURITIES

The Fund will not invest more than 10% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.

WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS

The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD OF TRUSTEES (BOARD) AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940. SHAREHOLDERS WILL BE NOTIFIED BEFORE ANY MATERIAL CHANGE IN THESE LIMITATIONS BECOMES EFFECTIVE.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:



* for fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

* futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;



* for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

* for all other securities at fair value as determined in good faith by the Board.



Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker/dealers or other financial institutions that trade the securities.



What Do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals may be paid fees out of the assets of the Distributor and/or Federated Shareholder Services Company (but not out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related or shareholder services such as sponsoring sales, providing sales literature, conducting training seminars for employees, and engineering sales-related computer software programs and systems. Also, investment professionals may be paid cash or promotional incentives, such as reimbursement of certain expenses relating to attendance at informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. These payments will be based upon the amount of Shares the investment professional sells or may sell and/or upon the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial, or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Massachusetts Partnership Law

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Fund. To protect its shareholders, the Fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Fund.

In the unlikely event a shareholder is held personally liable for the Fund's obligations, the Fund is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Fund. Therefore, financial loss resulting from liability as a shareholder will occur only if the Fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Fund have equal voting rights.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund's outstanding shares.



As of October 5, 1999, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Shares: Charles Schwab & Co., Inc., San Francisco, CA owned approximately 1,636,753 shares (12.79%).



Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

Who Manages and Provides Services to the Fund?

BOARD OF TRUSTEES

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Fund, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Fund for its most recent fiscal year, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Federated Fund Complex is comprised of 54 investment companies, whose investment advisers are affiliated with the Fund's Adviser.



As of October 5, 1999, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Shares.




NAME                                                                                   TOTAL
BIRTH DATE                                                              AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST FIVE YEARS            FROM FUND      FUND COMPLEX
JOHN F. DONAHUE*+#                       Chief Executive Officer                  $0   $0 for the Fund and
Birth Date: July 28, 1924                and Director or Trustee of                    54 other investment
Federated Investors Tower                the Federated Fund                            companies in the
1001 Liberty Avenue                      Complex; Chairman and                         Fund Complex
Pittsburgh, PA                           Director, Federated
CHAIRMAN AND TRUSTEE                     Investors, Inc.; Chairman
                                         and Trustee, Federated Investment
                                         Management Company; Chairman and
                                         Director, Federated Investment
                                         Counseling and Federated Global
                                         Investment Management Corp.; Chairman,
                                         Passport Research, Ltd.
THOMAS G. BIGLEY                         Director or Trustee of            $1,073.63   $113,860.22 for the Fund
Birth Date: February 3, 1934             the Federated Fund                            and 54 other investment
15 Old Timber Trail                      Complex; Director, Member                     companies in the
Pittsburgh, PA                           of Executive Committee,                       Fund Complex
TRUSTEE                                  Children's Hospital of
                                         Pittsburgh; Director,
                                         Robroy Industries, Inc.
                                         (coated steel conduits/
                                         computer storage
                                         equipment); formerly:
                                         Senior Partner, Ernst &
                                         Young LLP; Director, MED
                                         3000 Group, Inc.
                                         (physician practice
                                         management); Director,
                                         Member of Executive
                                         Committee, University of
                                         Pittsburgh.
JOHN T. CONROY, JR.                      Director or Trustee of the        $1,181.16   $125,264.48 for the Fund
Birth Date: June 23, 1937                Federated Fund Complex;                       and 54 other investment
Wood/Commercial Dept.                    President, Investment                         companies in the
John R. Wood Associates, Inc. Realtors   Properties Corporation;                       Fund Complex
3255 Tamiami Trail North                 Senior Vice President,
Naples, FL                               John R. Wood and
TRUSTEE                                  Associates, Inc.,
                                         Realtors; Partner or
                                         Trustee in private real
                                         estate ventures in
                                         Southwest Florida;
                                         formerly: President,
                                         Naples Property
                                         Management, Inc. and
                                         Northgate Village
                                         Development Corporation.
WILLIAM J. COPELAND                      Director or Trustee of the        $1,272.91   $125,264.48 for the Fund
Birth Date: July 4, 1918                 Federated Fund Complex;                       and 54 other investment
One PNC Plaza-23rd Floor                 Director and Member of the                    companies in the
Pittsburgh, PA                           Executive Committee,                          Fund Complex
TRUSTEE                                  Michael Baker Corp.
                                         (engineering,
                                         construction, operations,
                                         and technical services);
                                         Chairman, Pittsburgh
                                         Foundation; Director,
                                         Forbes Fund
                                         (philanthropy); formerly:
                                         Vice Chairman and
                                         Director, PNC Bank, N.A.
                                         and PNC Bank Corp.;
                                         Director, Ryan Homes, Inc.

                                         Previous Positions:
                                         Director, United Refinery;
                                         Director, Forbes Fund;
                                         Chairman, Pittsburgh
                                         Foundation; Chairman,
                                         Pittsburgh Civic Light
                                         Opera; Chairman, Health
                                         Systems Agency of
                                         Allegheny County; Vice
                                         President, United Way of
                                         Allegheny County;
                                         President, St. Clair
                                         Hospital; Director,
                                         Allegheny Hospital.
LAWRENCE D. ELLIS, M.D.*                 Director or Trustee of the        $1,073.63   $113,860.22 for the Fund
Birth Date: October 11, 1932             Federated Fund Complex;                       and 54 other investment
3471 Fifth Avenue                        Professor of Medicine,                        companies in the
Suite 1111                               University of Pittsburgh;                     Fund Complex
Pittsburgh, PA                           Medical Director,
TRUSTEE                                  University of Pittsburgh
                                         Medical Center - Downtown;
                                         Hematologist, Oncologist, and
                                         Internist, University of Pittsburgh
                                         Medical Center; Member, National Board
                                         of Trustees, Leukemia Society of
                                         America.
PETER E. MADDEN                          Director or Trustee of the          $977.79   $113,860.22 for the Fund
Birth Date: March 16, 1942               Federated Fund Complex;                       and 54 other investment
One Royal Palm Way                       formerly: Representative,                     companies in the
100 Royal Palm Way                       Commonwealth of                               Fund Complex
Palm Beach, FL                           Massachusetts General
TRUSTEE                                  Court; President, State
                                         Street Bank and Trust
                                         Company and State Street
                                         Corporation.

                                         Previous Positions:
                                         Director, VISA USA and
                                         VISA International;
                                         Chairman and Director,
                                         Massachusetts Bankers
                                         Association; Director,
                                         Depository Trust
                                         Corporation; Director, The
                                         Boston Stock Exchange.

NAME                                                                                   TOTAL
BIRTH DATE                                                              AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST FIVE YEARS            FROM FUND      FUND COMPLEX
CHARLES F. MANSFIELD, JR.                Director or Trustee of some         $835.74   $0 for the Fund
Birth Date: April 10, 1945               of the Federated Fund                         and 50 other investment
80 South Road                            Complex; Management                           companies in the
Westhampton Beach, NY                    Consultant.                                   Fund Complex
TRUSTEE
                                         Previous Positions: Chief Executive
                                         Officer, PBTC International Bank;
                                         Partner, Arthur Young & Company (now
                                         Ernst & Young LLP); Chief Financial
                                         Officer of Retail Banking Sector, Chase
                                         Manhattan Bank; Senior Vice President,
                                         Marine Midland Bank; Vice President,
                                         Citibank; Assistant Professor of
                                         Banking and Finance, Frank G. Zarb
                                         School of Business, Hofstra University.
JOHN E. MURRAY, JR., J.D., S.J.D.#       Director or Trustee of            $1,154.62   $113,860.22 for the Fund
Birth Date: December 20, 1932            the Federated Fund                            and 54 other investment
President, Duquesne University           Complex; President, Law                       companies in the
Pittsburgh, PA                           Professor, Duquesne                           Fund Complex
TRUSTEE                                  University; Consulting
                           Partner, Mollica & Murray;
                             Director, Michael Baker
                               Corp. (engineering,
                            construction, operations,
                            and technical services).

                                         Previous Positions: Dean
                                         and Professor of Law,
                                         University of Pittsburgh
                                         School of Law; Dean and
                                         Professor of Law,
                                         Villanova University
                                         School of Law.
MARJORIE P. SMUTS                        Director or Trustee of the        $1,073.63   $113,860.22 for the Fund
Birth Date: June 21, 1935                Federated Fund Complex;                       and 54 other investment
4905 Bayard Street                       Public Relations/                             companies in the
Pittsburgh, PA                           Marketing/Conference                          Fund Complex
TRUSTEE                                  Planning.

                                         Previous Positions:
                                         National Spokesperson,
                                         Aluminum Company of
                                         America; television
                                         producer; business owner.
JOHN S. WALSH                            Director or Trustee of some         $808.54   $0 for the Fund
Birth Date: November 28, 1957            of the Federated Fund                         and 48 other investment
2007 Sherwood Drive                      Complex; President and                        companies in the
Valparaiso, IN                           Director, Heat Wagon, Inc.                    Fund Complex
TRUSTEE                                  (manufacturer of
                                         construction temporary
                                         heaters); President and
                                         Director, Manufacturers
                                         Products, Inc.
                                         (distributor of portable
                                         construction heaters);
                                         President, Portable Heater
                                         Parts, a division of
                                         Manufacturers Products,
                                         Inc.; Director, Walsh &
                                         Kelly, Inc. (heavy highway
                                         contractor); formerly:
                                         Vice President, Walsh &
                                         Kelly, Inc.
GLEN R. JOHNSON                          Staff member, Federated                  $0   $0 for the Fund
Birth Date: May 2, 1929                  Securities Corp.                              and 8 other investment
Federated Investors Tower                                                              companies in the
1001 Liberty Avenue                                                                    Fund Complex
Pittsburgh, PA
PRESIDENT
J. CHRISTOPHER DONAHUE+                  President or Executive                   $0   $0 for the Fund
Birth Date: April 11, 1949               Vice President of the                         and 16 other investment
Federated Investors Tower                Federated Fund Complex;                       companies in the
1001 Liberty Avenue                      Director or Trustee of some                   Fund Complex
Pittsburgh, PA                           of the Funds in the
EXECUTIVE VICE PRESIDENT                 Federated Fund Complex;
                                         President, Chief Executive Officer and
                                         Director, Federated Investors, Inc.;
                                         President and Trustee, Federated
                                         Investment Management Company;
                                         President and Trustee, Federated
                                         Investment Counseling; President and
                                         Director, Federated Global Investment
                                         Management Corp.; President, Passport
                                         Research, Ltd.; Trustee, Federated
                                         Shareholder Services Company; Director,
                                         Federated Services Company.
EDWARD C. GONZALES                       Trustee or Director of some              $0   $0 for the Fund
Birth Date: October 22, 1930             of the Funds in the                           and 1 other investment
Federated Investors Tower                Federated Fund Complex;                       company in the
1001 Liberty Avenue                      President, Executive Vice                     Fund Complex
Pittsburgh, PA                           President and Treasurer of
EXECUTIVE VICE PRESIDENT                 some of the Funds in the
                                         Federated Fund Complex; Vice Chairman,
                                         Federated Investors, Inc.; Vice
                                         President, Federated Investment
                                         Management Company and Federated
                                         Investment Counseling, Federated Global
                                         Investment Management Corp. and
                                         Passport Research, Ltd.; Executive Vice
                                         President and Director, Federated
                                         Securities Corp.; Trustee, Federated
                                         Shareholder Services Company.
JOHN W. MCGONIGLE                        Executive Vice President                 $0   $0 for the Fund
Birth Date: October 26, 1938             and Secretary of the                          and 54 other investment
Federated Investors Tower                Federated Fund Complex;                       companies in the
1001 Liberty Avenue                      Executive Vice President,                     Fund Complex
Pittsburgh, PA                           Secretary, and Director,
EXECUTIVE VICE PRESIDENT                 Federated Investors, Inc.;
and SECRETARY                            Trustee, Federated
                                         Investment Management Company and
                                         Federated Investment Counseling;
                                         Director, Federated Global Investment
                                         Management Corp., Federated Services
                                         Company and Federated Securities Corp.
RICHARD J. THOMAS                        Treasurer of the Federated               $0   $0 for the Fund
Birth Date: June 17, 1954                Fund Complex; Vice                            and 54 other investment
Federated Investors Tower                President - Funds                             companies in the
1001 Liberty Avenue                      Financial Services                            Fund Complex
Pittsburgh, PA                           Division, Federated
TREASURER                                Investors, Inc.; formerly:
                                         various management
                                         positions within Funds
                                         Financial Services
                                         Division of Federated
                                         Investors, Inc.

NAME                                                                                   TOTAL
BIRTH DATE                                                              AGGREGATE      COMPENSATION
ADDRESS                                  PRINCIPAL OCCUPATIONS          COMPENSATION   FROM FUND AND
POSITION WITH FUND                       FOR PAST FIVE YEARS            FROM FUND      FUND COMPLEX
RICHARD B. FISHER                        President or Vice                        $0   $0 for the Fund
Birth Date: May 17, 1923                 President of some of the                      and 6 other investment
Federated Investors Tower                Funds in the Federated Fund                   companies in the
1001 Liberty Avenue                      Complex; Director or                          Fund Complex
Pittsburgh, PA                           Trustee of some of the
VICE PRESIDENT                           Funds in the Federated Fund
                                         Complex; Executive Vice
                                         President, Federated
                                         Investors, Inc.; Chairman
                                         and Director, Federated
                                         Securities Corp.
WILLIAM D. DAWSON, III                   Chief Investment Officer                 $0   $0 for the Fund
Birth Date: March 3, 1949                of this Fund and various                      and 41 other investment
Federated Investors Tower                other Funds in the                            companies in the
1001 Liberty Avenue                      Federated Fund Complex;                       Fund Complex
Pittsburgh, PA                           Executive Vice President,
CHIEF INVESTMENT OFFICER                 Federated Investment
                                         Counseling, Federated Global Investment
                                         Management Corp., Federated Investment
                                         Management Company and Passport
                                         Research, Ltd.; Registered
                                         Representative, Federated Securities
                                         Corp.; Portfolio Manager, Federated
                                         Administrative Services; Vice
                                         President, Federated Investors, Inc.;
                                         formerly: Executive Vice President and
                                         Senior Vice President, Federated
                                         Investment Counseling Institutional
                                         Portfolio Management Services Division;
                                         Senior Vice President, Federated
                                         Investment Management Company and
                                         Passport Research, Ltd.
SUSAN M. NASON                           Susan M. Nason has been the              $0   $0 for the Fund
Birth Date: August 29, 1961              Fund's portfolio manager                      and 3 other investment
Federated Investors Tower                since 1994. She is Vice                       companies in the
1001 Liberty Avenue                      President of the Fund.                        Fund Complex
Pittsburgh, PA                           Ms. Nason joined Federated
VICE PRESIDENT                           in 1987 and has been a
                                         Senior Portfolio Manager
                                         and Senior Vice President
                                         of the Fund's Adviser since
                                         1997. Ms. Nason served as a
                                         Portfolio Manager and Vice
                                         President of the Adviser
                                         from 1993 to 1997.
                                         Ms. Nason is a Chartered
                                         Financial Analyst and
                                         received her M.S.I.A.
                                         concentrating in Finance
                                         from Carnegie Mellon
                                         University.



<

* An asterisk denotes a Trustee who is deemed to be an interested person as defined in the Investment Company Act of 1940.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.



+ Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Fund.

++ Messrs. Mansfield and Walsh became members of the Board of Trustees on January 1, 1999. They did not earn any fees for serving the Fund Complex since these fees are reported as of the end of the last calendar year.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.

OTHER RELATED SERVICES

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:




MAXIMUM              AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE   NET ASSETS OF THE FEDERATED FUNDS
0.150 of 1%          on the first $250 million
0.125 of 1%          on the next $250 million
0.100 of 1%          on the next $250 million
0.075 of 1%          on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT



Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.



INDEPENDENT PUBLIC ACCOUNTANTS

The independent public accountant for the Fund, Arthur Andersen LLP, plans and performs its audit so that it may provide an opinion as to whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES




FOR THE YEAR ENDED AUGUST 31   1999       1998       1997
Advisory Fee Earned            $765,007   $527,474   $458,492
Advisory Fee Reduction           90,230    118,126    122,217
Brokerage Commissions                $0         $0         $0
Administrative Fee              125,000    125,002    125,002
12B-1 FEE                             -          -          -
SHAREHOLDER SERVICES FEE         63,755          -          -


How Does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD



Total returns are given for the one-year, five-year and ten-year periods ended August 31, 1999.

Yield is given for the 30-day period ended August 31, 1999.






               30-DAY PERIOD   1 YEAR    5 YEARS   10 YEARS
Total Return   NA              (4.52%)   7.35%     7.92%
Yield          5.73%           NA        NA        NA


TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

* references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;

* charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

* discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and

* information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

LEHMAN BROTHERS GOVERNMENT INDEX



Lehman Brothers Government Index is comprised of long-term bonds publicly issued by the U.S. government or its agencies. It is limited to securities with maturities of 10 years or longer. The index calculates total return for 1-month, 3-month, 12-month and 10-year periods and year-to-date.



MERRILL LYNCH LONG TERM GOVERNMENT INDEX

Merrill Lynch Long Term Government Index is an unmanaged index comprised of publicly issued U.S. government or U.S. agency debt obligations with final maturities of 10 years or longer.

LEHMAN BROTHERS LONG TERM TREASURY INDEX



Lehman Brothers Long Term Treasury Index is comprised of U.S. Treasury securities, publicly issued by the U.S. Treasury. It is limited to securities with final maturities of 10 years or longer. The index calculates total returns for 1-month, 3-month, 12-month and 10-year periods and year-to-date.



LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX



Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. The index calculates total returns for 1- month, 3-month, 12-month and 10-year periods and year-to-date.

SALOMON BROTHERS AA-AA CORPORATES INDEX

Salomon Brothers AAA-AA Corporates Index calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of 12 years or more and companies in industry, public utilities, and finance.



LEHMAN BROTHERS LONG TERM CORPORATE INDEX

Lehman Brothers Long Term Corporate Index is comprised of publicly issued fixed rate, non-convertible domestic bonds of companies in industry, public utilities and finance. All bonds are at least 10 years in length of maturity and are rated at least BBB by one of the major rating agencies.



MERRILL LYNCH 10+ YEAR U.S. TREASURY INDEX

Merrill Lynch 10+ Year U.S. Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of greater than 10 years. The index is produced by Merrill Lynch, Pierce, Fenner and Smith, Inc.



MERRILL LYNCH 10-YEAR U.S. TREASURY INDEX

Merrill Lynch 10-Year U.S. Treasury Index is an unmanaged index tracking current 10-year Treasury notes. The index is produced by Merrill Lynch, Pierce, Fenner and Smith, Inc.

MERRILL LYNCH LONG TERM CORPORATE INDEX

Merrill Lynch Long Term Corporate Index is an unmanaged index comprised of publicly issued non-convertible domestic corporate debt obligations having both a rating of BBB or higher and a maturity of 10 years or longer. These quality parameters are based on composites of rating assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc.

MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX

Merrill Lynch Corporate & Government Master Index is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

MERRILL LYNCH CORPORATE MASTER INDEX

Merrill Lynch Corporate Master Index is an unmanaged index comprised of approximately 4,256 corporate debt obligations rated BBB or better.

These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only bonds with a minimum maturity of one year are included.

MORNINGSTAR, INC.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state- of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

MUNICIPAL FUNDS

In the municipal sector, as of December 31, 1998, Federated managed 10 bond funds with approximately $2.2 billion in assets and 23 money market funds with approximately $12.5 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

EQUITY FUNDS

In the equity sector, Federated has more than 28 years' experience. As of December 31, 1998, Federated managed 27 equity funds totaling approximately $14.9 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value- oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

CORPORATE BOND FUNDS

In the corporate bond sector, as of December 31, 1998, Federated managed 9 money market funds and 15 bond funds with assets approximating $22.8 billion and $7.1 billion, respectively. Federated's corporate bond decision making-based on intensive, diligent credit analysis-is backed by over 26 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

GOVERNMENT FUNDS



In the government sector, as of December 31, 1998, Federated managed 9 mortgage backed, 5 government/agency and 19 government money market mutual funds, with assets approximating $5.3 billion, $1.8 billion and $41.6 billion, respectively. Federated trades approximately $425 million in U.S. government and mortgage backed securities daily and places approximately $25 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $43.2 billion in government funds within these maturity ranges.



MONEY MARKET FUNDS

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1998, Federated managed more than $76.7 billion in assets across 52 money market funds, including 19 government, 9 prime and 23 municipal with assets approximating $41.6 billion, $22.8 billion and $12.5 billion, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield-
J. Thomas Madden; U.S. fixed income-William D. Dawson, III; and global equities and fixed income-Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $5 trillion to the more than 7,300 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

INSTITUTIONAL CLIENTS

Federated meets the needs of approximately 900 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

BANK MARKETING

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES

Federated Funds are available to consumers through major brokerage firms nationwide-we have over 2,200 broker/dealer and bank broker/dealer relationships across the country-supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB-Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B-Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.



CCC-Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.



CC-The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C-The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

AAA-Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA-Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA-Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA-Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA-Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA-Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

* Leading market positions in well-established industries;

* High rates of return on funds employed;

* Conservative capitalization structure with moderate reliance on debt and ample asset protection;

* Broad margins in earning coverage of fixed financial charges and high internal cash generation; and

* Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2-Issuers rated Prime-1 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1-This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1-(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2-(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED U.S. GOVERNMENT BOND FUND

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

DISTRIBUTOR

Federated Securities Corp.

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

CUSTODIAN

State Street Bank and Trust Company

P.O. Box 8600

Boston, MA 02266-8600

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company

P.O. Box 8600

Boston, MA 02266-8600

INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP

225 Franklin Street

Boston, MA 02110-2812



MANAGEMENT DISCUSSION AND ANALYSIS

Federated U.S. Government Bond Fund

Annual Report for the Fiscal Year Ended August 31, 1999

Federated U.S. Government Bond Fund invests in U.S. government securities which include U.S. Treasury and agency obligations. The fund's average duration is managed within 20% of the duration of the Merrill Lynch 10+ Year Treasury Index (as of August 31, 1999, the duration of this index is 10.4 years). 1

After falling to their lowest levels in three decades, U.S. Treasury bond yields increased significantly during the fund's annual reporting period. The Russian default and devaluation in mid-August 1998 set off a dramatic change in market sentiment toward the avoidance of credit risk. As a result, the highest quality, most liquid securities outperformed all others with on-the-run (most recently auctioned) Treasury securities even outperforming off-the-run Treasury securities to a significant extent. The 30-year Treasury bond yield dropped from 5.26% at the end of August 1998 to 4.72% in early October 1998. The Federal Reserve Board's (the "Fed") monetary policy bias quickly shifted from tightening in July to neutral in August to easing in September in response to disrupted financial markets. The federal funds target rate was lowered three times from 5.50% to 4.75% by mid-November. The Fed's responsiveness in providing liquidity calmed the financial markets and reduced the demand for Treasurys as a safe haven.

After hitting a low in early October, the 30-year Treasury yield increased to 6.07% by the end of the fund's reporting period. While inflation remained subdued, stronger than expected U.S. economic growth combined with global economies showing signs of recovery fueled market fears of higher inflation. Market expectations shifted dramatically from pricing in further Fed easing during the fourth quarter of 1998 to pricing in a tighter Fed monetary policy. These expectations were realized on the last day of June 1999 when the federal funds target rate was increased for the first time since March 1997 from 4.75% to 5.00%. The fed funds rate was increased again to 5.25% in late August, reversing the second of the three Fed easings implemented during fall 1998. Although the Fed is currently in a "wait and see" mode, another tightening may be warranted if U.S. economic growth does not slow to a sustainable pace.

1 The Merrill Lynch 10+ Year Treasury Index is an unmanaged index which includes U.S. Treasury securities with maturities of greater than 10 years. Investments cannot be made in an index.

Almost 10% of the fund's Treasury position was shifted into agencies to take advantage of dramatically wider agency yield spreads versus Treasurys during the "flight to quality" environment of late summer/early fall 1998. Agencies outperformed Treasurys in early 1999, but the fund added agencies at attractive spread levels versus Treasurys during summer 1999 as they underperformed. Similar to 1998, agency issuance has continued to exceed Treasury note and bond issuance.

While a further rise in interest rates should be limited, a significant decline in rates is not expected until U.S. economic growth slows, absent an unforeseen financial crisis. The average duration of the fund has remained at or below its neutral target and ended the reporting period at 10.3 years. The fund's net total return for the year ended August 31, 1999 was (4.52%) 2 compared to (4.91%) for the Merrill Lynch 10+ Year Treasury Index.

2 Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $25,000 INVESTED IN FEDERATED U.S. GOVERNMENT BOND FUND

[Graphic representation omitted; see Appendix A.]

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED AUGUST 31, 1999 1 Year (4.52%) 5 Years 7.35% 10 Years 7.92% Start of Performance (12/3/85) 7.45%

The graph above illustrates the hypothetical investment of $25,000 1 in the Federated U.S. Government Bond Fund (the "Fund") from August 31, 1989 to August 31, 1999, compared to the Merrill Lynch 10+ Year Treasury Index (ML10+TI)2 , 3 and the Merrill Lynch 10-Year Treasury Index (ML10TI).2

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

This report must be preceded or accompanied by the Fund's prospectus dated October 31, 1999, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The ML10+TI and the ML10TI have been adjusted to reflect reinvestment of dividends on securities in the indices.

2 The ML10+TI and the ML10TI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

3 The Fund's Adviser has elected to change the benchmark index from the ML10TI to the ML10+TI because the ML10+TI is more representative of the securities in which the Fund invests.

[Graphic]
Federated
Federated U.S. Government Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM
Federated Securities Corp., Distributor

Cusip 314284100
G00569-01 (10/99)

[Graphic]


Appendix A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant of the line graph. Federated U.S. Government Bond Fund is represented by a solid line. The Merrill Lynch 10+ Year Treasury Index (the "ML10+TI") is represented by a dotted line and the Merrill Lynch 10-Year Treasury Index (the "ML10TI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $25,000 hypothetical investment in the fund, the ML10+TI and the ML10TI. The "x" axis reflects computation periods from 8/31/89 to 8/31/99. The "y" axis reflects the cost of the investment, starting with $25,000 and increasing in increments of $5,000 up to $65,000. The right margin reflects the ending value of the hypothetical investment in the fund as compared to the ML10+TI and the ML10TI. The ending values were $53,582, $60,682 and $51,356, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Average Annual Total Returns for the one-year, five-year, and 10-year periods ended 8/31/99 and from the fund's start of performance (12/3/85) to 8/31/99. The total returns were (4.52%), 7.35%, 7.92% and 7.45%.